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                                  EXHIBIT 10.14

                       RESTATEMENT AND FIRST AMENDMENT TO

                 AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY

                        BETWEEN THE FREMONT JOINT VENTURE

                                       AND

           ROSE VENTURES V, INC., THOMAS G. HAURY AND CARLEEN S. HAURY
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                     REINSTATEMENT OF AND FIRST AMENDMENT TO
                           AGREEMENT FOR THE PURCHASE
                              AND SALE OF PROPERTY

      THIS REINSTATEMENT OF AND FIRST AMENDMENT TO AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY is made and entered into as of the 1st day of July, 1998, by and between WELLS DEVELOPMENT CORPORATION, a Georgia corporation ("Purchaser") and ROSE VENTURES V, Inc., a California corporation as to any undivided 50% interest, and THOMAS G. HAURY and CARLEEN S. HAURY, husband and wife, as joint tenants, as to an undivided 50% interest (collectively, "Seller")

                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into that certain Agreement for the Purchase and Sale of Property (the "Purchase Agreement") dated as of June 8, 1998, relating to that certain property located at 47320 Kato Road and being more particularly described on Exhibit A hereto (the "Property"); and

      WHEREAS, the Agreement was timely terminated by Purchaser; and

      WHEREAS, the parties desire to reinstate the Agreement and amend certain provisions of the Agreement;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein set forth, and other good and valuable consideration the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, Seller and Purchaser do hereby covenant and agree as follows:

      1. The Agreement, as amended hereby, is reinstated.

      2. Purchaser hereby waives the Special Condition to Closing set forth in paragraph 5 of the Agreement, and said paragraph 5 shall be deleted from the Agreement.

      3. Purchaser hereby waives the conditions set forth in subparagraphs 6(g) and 6(h) of the Agreement, and said subparagraphs 6(g) and 6(h) shall be deleted from the Agreement. A new subparagraph 6(g) shall be added to the Agreement, as follows:

            "(g) Purchaser shall have, simultaneously with Closing hereunder, closed a loan from a commercial lending institution in the amount of not less than $5,960,000; bearing an interest rate not in excess of (i) the prime rate of NationsBank, N.A., or (ii) the Variable Eurdollar Rate (as defined by NationsBank, N.A.) plus 220 basis points; being amortized over 30 years; and having a maturity date of 18 months. Purchaser agrees to apply for and accept a commitment having the foregoing terms or more favorable terms and to use commercially reasonable efforts to satisfy any conditions of said commitment and close said loan."

      4. The provisions of paragraph 7 of the Agreement shall be amended to provide that Purchaser shall have until July 10, 1998, to notify Seller in writing of Purchaser's objection to any exceptions contained in the Title Report, etc. The date "June 24, 1998" appearing in said paragraph 7 shall be deemed to mean the date of Closing.

      5. The date of Closing specified in paragraph 10 shall be deemed to mean July 15, 1998.

      6. Except as expressly modified by the terms and conditions hereof, the terms and conditions of the Agreement shall remain unchanged and in full

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force and effect.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed by duly authorized representatives as of the day, month and year first above written.

                            "PURCHASER":

                            WELLS DEVELOPMENT CORPORATION, A GEORGIA CORPORATION


                            By:      /s/ Leo F. Wells, III
                                ------------------------------------------------

                            Title:   President
                                   ---------------------------------------------

                            "SELLER"

                            ROSE VENTURES V, INC.


                            By: /s/ Stephen P. Diamond
                                ------------------------------------------------
                                Stephen P. Diamond
                                Its: President

                                /s/ Thomas G. Haury
                                ------------------------------------------------
                                THOMAS G. HAURY

                                /s/ Carleen S. Haury
                                ------------------------------------------------
                                CARLEEN S. HAURY